EXHIBIT 10.1

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                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                              NEOPROBE CORPORATION

                           BIOMEDICAL VALUE FUND, L.P.

                      BIOMEDICAL OFFSHORE VALUE FUND, LTD.

                                       AND

                                  DAVID C. BUPP

                        --------------------------------

                          DATED AS OF DECEMBER 13, 2004

                        --------------------------------

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                                TABLE OF CONTENTS

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PAGE NO.
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
ARTICLE 1 DEFINITIONS..................................................................1
             1.1      DEFINITIONS......................................................1
             1.2      ACCOUNTING TERMS: FINANCIAL STATEMENTS...........................8
             1.3      KNOWLEDGE OF THE COMPANY.........................................8


ARTICLE 2 PURCHASE AND SALE OF THE SECURITIES..........................................8
             2.1      PURCHASE AND SALE OF THE NOTES...................................8
             2.2      PURCHASE AND SALE OF THE WARRANTS................................9
             2.3      CLOSING..........................................................9
             2.4      FINANCIAL ACCOUNTING POSITIONS; TAX REPORTING....................9


ARTICLE 3 CONDITIONS TO THE RESPECTIVE OBLIGATIONS OF THE PURCHASERS
          TO PURCHASE THE SECURITIES...................................................9
             3.1      REPRESENTATIONS AND WARRANTIES..................................10
             3.2      COMPLIANCE WITH THIS AGREEMENT..................................10
             3.3      SECRETARY'S CERTIFICATES........................................10
             3.4      DOCUMENTS.......................................................10
             3.5      PURCHASE OF SECURITIES PERMITTED BY APPLICABLE LAWS.............10
             3.6      OPINION OF COUNSEL..............................................10
             3.7      APPROVAL OF COUNSEL TO THE PURCHASERS...........................10
             3.8      CONSENTS AND APPROVALS..........................................11
             3.9      SECURITY AGREEMENT..............................................11
             3.10     NO MATERIAL JUDGMENT OR ORDER...................................11
             3.11     PRO FORMA BALANCE SHEET.........................................11
             3.12     GOOD STANDING CERTIFICATES......................................11
             3.13     NO LITIGATION...................................................11


ARTICLE 4 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY TO ISSUE AND
          SELL THE SECURITIES.........................................................12
             4.1      REPRESENTATIONS AND WARRANTIES..................................12
             4.2      COMPLIANCE WITH THIS AGREEMENT..................................12


ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............................12
             5.1      CORPORATE EXISTENCE AND POWER...................................12
             5.2      CORPORATE AUTHORIZATION; NO CONTRAVENTION.......................12
             5.3      GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS................13
             5.4      BINDING EFFECT..................................................13
             5.5      NO LEGAL BAR....................................................13
             5.6      LITIGATION......................................................13
             5.7      COMPLIANCE WITH LAWS............................................13
             5.8      NO DEFAULT OR BREACH............................................14
             5.9      TITLE TO PROPERTIES AND ASSETS..................................14
             5.10     TAXES...........................................................14
             5.11     SEC REPORTS; FINANCIAL CONDITION................................14
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
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
             5.12     OPERATING COMPANY...............................................15
             5.13     DISCLOSURE......................................................15
             5.14     ABSENCE OF CERTAIN CHANGES OR EVENTS............................16
             5.15     INVESTMENT COMPANY/GOVERNMENT REGULATIONS.......................16
             5.16     SUBSIDIARIES....................................................17
             5.17     CAPITALIZATION..................................................17
             5.18     PRIVATE OFFERING................................................18
             5.19     BROKER'S, FINDER'S OR SIMILAR FEES..............................18
             5.20     LABOR RELATIONS.................................................18
             5.21     ERISA -- EMPLOYEE BENEFIT PLANS.................................18
             5.22     INTELLECTUAL PROPERTY...........................................20
             5.23     INSURANCE.......................................................20
             5.24     SOLVENCY........................................................20
             5.25     REGISTRATION RIGHTS.............................................20
             5.26     PRICE OF COMMON STOCK...........................................21
             5.27     INTERNAL ACCOUNTING CONTROLS....................................21
             5.28     TRANSACTIONS WITH OFFICERS AND DIRECTORS........................21
             5.29     REGISTRATION STATEMENT MATTERS..................................21
             5.30     EXCHANGE ACT REGISTRATION.......................................22


ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS............................22
             6.1      AUTHORIZATION; NO CONTRAVENTION.................................22
             6.2      BINDING EFFECT..................................................22
             6.3      NO LEGAL BAR....................................................22
             6.4      PURCHASE FOR OWN ACCOUNT........................................22
             6.5      BROKER'S, FINDER'S OR SIMILAR FEES..............................23
             6.6      GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENT.................23
             6.7      PURCHASER STATUS................................................23
             6.8      ACCESS TO INFORMATION...........................................23
             6.9      CERTAIN TRADING ACTIVITIES......................................23
             6.10     INDEPENDENT INVESTMENT DECISION.................................23


ARTICLE 7 INDEMNIFICATION; EXERCISE OF REMEDIES.......................................24

             7.1      INDEMNIFICATION.................................................24
             7.2      PROCEDURE; NOTIFICATION.........................................25
             7.3      REGISTRATION RIGHTS.............................................25
             7.4      EXERCISE OF REMEDIES............................................25


ARTICLE 8 AFFIRMATIVE COVENANTS.......................................................26
             8.1      INFORMATION.....................................................26
             8.2      RESERVATION OF SHARES...........................................26
             8.3      INSPECTION......................................................27
             8.4      PAYMENT OF NOTE.................................................27
             8.5      BOOKS AND RECORDS...............................................27
             8.6      USE OF PROCEEDS.................................................27
             8.7      BOARD NOMINEES; MANAGEMENT RIGHTS...............................27


ARTICLE 9 NEGATIVE COVENANTS..........................................................28
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
             9.1      FUNDAMENTAL CHANGES; CONSOLIDATIONS, MERGERS AND ACQUISITIONS...28
             9.2      TRANSACTIONS WITH AFFILIATES....................................28
             9.3      NO INCONSISTENT AGREEMENTS......................................28
             9.4      LIMITATION ON INDEBTEDNESS......................................28
             9.5      LIMITATION ON LIENS.............................................29
             9.6      DISPOSITIONS OF ASSETS..........................................30
             9.7      LIMITATIONS ON RESTRICTED PAYMENTS..............................31
             9.8      FINANCIAL COVENANTS.............................................31
             9.9      CONTINGENT OBLIGATIONS..........................................31
             9.10     PRESS RELEASE; PUBLIC OFFERING MATERIALS........................32
             9.11     NO NEGATIVE PLEDGES.............................................32
             9.12     NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO THE COMPANY......32
             9.13     SALE LEASEBACKS.................................................32
             9.14     TAX ELECTION....................................................32
             9.15     INVESTMENTS.....................................................32


ARTICLE 10 REGISTRATION  COMPLIANCE WITH THE SECURITIES ACT...........................33
             10.1     REGISTRATION PROCEDURES AND EXPENSES............................33
             10.2     TRANSFER OF REGISTRABLE SHARES AFTER REGISTRATION...............34
             10.3     INDEMNIFICATION.................................................35
             10.4     TERMINATION OF CONDITIONS AND OBLIGATIONS.......................38
             10.5     INFORMATION AVAILABLE...........................................38
             10.6     ASSIGNMENT OF REGISTRATION RIGHTS...............................39
             10.7     DELAY IN FILING OR EFFECTIVENESS OF REGISTRATION STATEMENT......39
             10.8     SUSPENSION......................................................40


ARTICLE 11 MISCELLANEOUS..............................................................41
             11.1     SURVIVAL OF REPRESENTATIONS AND WARRANTIES......................41
             11.2     NOTICES.........................................................41
             11.3     SUCCESSORS AND ASSIGNS..........................................42
             11.4     AMENDMENT AND WAIVER............................................42
             11.5     SIGNATURES; COUNTERPARTS........................................43
             11.6     HEADINGS........................................................43
             11.7     GOVERNING LAW...................................................43
             11.8     JURISDICTION, JURY TRIAL WAIVER, ETC............................43
             11.9     SEVERABILITY....................................................44
             11.10    RULES OF CONSTRUCTION...........................................44
             11.11    ENTIRE AGREEMENT................................................44
             11.12    CERTAIN EXPENSES................................................44
             11.13    8-K FILING AND PUBLICITY........................................44
             11.14    FURTHER ASSURANCES..............................................45
             11.15    OBLIGATIONS OF THE PURCHASERS...................................45
             11.16    NO STRICT CONSTRUCTION..........................................45

                          SECURITIES PURCHASE AGREEMENT

      AGREEMENT, dated as of December 13, 2004, by and among NEOPROBE CORPORATION (the "COMPANY"), a Delaware corporation, Biomedical Value Fund, L.P. ("BVF"), a Delaware limited partnership, Biomedical Offshore Value Fund, Ltd. ("BOVF" and together with "BVF," the "BV FUNDS"), an exempted company incorporated under the provisions of the Companies Law of the Cayman Islands, and DAVID C. BUPP ("BUPP" and together with the BV Funds, each a "PURCHASER" and collectively, the "PURCHASERS").

                              W I T N E S S E T H:

      WHEREAS, the Company wishes to sell to (a) BVF and BVF wishes to purchase from the Company (i) an 8% Series A Convertible Promissory Note (the "BVF NOTE"), due December 12, 2008, in the principal amount of $4,400,000, and (ii) a warrant (the "BVF Warrant") to purchase 5,500,000 shares of common stock, $.001 par value per share, of the Company (the "COMMON STOCK"), (b) BOVF and BOVF wishes to purchase from the Company (i) an 8% Series A Convertible Promissory Note (the "BOVF NOTE"), due December 12, 2008, in the principal amount of $3,600,000, and (ii) a warrant (the "BOVF WARRANT") to purchase 4,500,000 shares of Common Stock, and (c) Bupp and Bupp wishes to purchase from the Company (i) an 8% Series A Convertible Promissory Note (the "BUPP NOTE"), due December 12, 2008, in the principal amount of $100,000, and (ii) a warrant (the "BUPP WARRANT") to purchase 125,000 shares of Common Stock, in each case upon the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

      1.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

      "AFFILIATE" shall mean any Person directly or indirectly controlling, controlled by, or under common control with the Company. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and under "common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "AGREEMENT"  shall  mean  this  Agreement,   including  the  exhibits  and
schedules attached hereto, as the same may be amended, supplemented or modified in accordance with the terms hereof.

      "ASSET DISPOSITION" shall mean the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise of any of the following: (a) any of the stock of or equity interests in the Company or any of its Subsidiaries or (b) any or all of the assets of the Company or any of its Subsidiaries other than sales of inventory in the ordinary course of business. "NET PROCEEDS" of any Asset Disposition means cash proceeds received by the Company or any of its Subsidiaries from any Asset Disposition (including, without limitation, insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (x) the costs of such sale, lease, transfer or other disposition (including, without limitation, Taxes attributable to such sale, lease or transfer), and (y) amounts applied to repayment of Indebtedness secured by a Lien on the asset or property disposed.

      "BOARD" shall mean the Board of Directors of the Company.

      "BV FUNDS" shall have the meaning set forth in the first paragraph of this Agreement.

      "BOVF NOTE" shall mean the senior secured convertible promissory note in the principal amount of $3,600,000 referred to in the Whereas clause hereof, which note is substantially in the form attached hereto as Exhibit A.

      "BOVF WARRANT" shall mean the warrant referred to in the Whereas clause hereof, which warrant is substantially in the form attached hereto as Exhibit B.

      "BUPP NOTE" shall mean the senior secured convertible promissory note in the principal amount of $100,000 referred to in the Whereas clause hereof, which note is substantially in the form attached hereto as Exhibit A.

      "BUPP WARRANT" shall mean the warrant referred to in the Whereas clause hereof, which warrant is substantially in the form attached hereto as Exhibit B.

      "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

      "BVF NOTE" shall mean the senior secured convertible promissory note in the principal amount of $5,500,000 referred to in the Whereas clause hereof, which note is substantially in the form attached hereto as Exhibit A.

      "BVF WARRANT" shall mean the warrant referred to in the Whereas clause hereof, which warrant is substantially in the form attached hereto as Exhibit B.

      "BY-LAWS" shall mean, unless the context in which such term is used otherwise requires, the By-laws of the Company or any of its Subsidiaries as in effect on the Closing Date.

      "CAPITAL LEASE OBLIGATIONS" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP. The determination of Capital Lease Obligations at the relevant time of determination with respect to the Company and its Subsidiaries shall be made on a consolidated basis in accordance with GAAP.

      "CASH" shall mean the currency of the United States of America.

      "CASH EQUIVALENTS" shall mean: (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof;
(ii) commercial paper maturing no more than one (1) year from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's rating service or a least P-1 from Moody's Investors Service, Inc., (iii) certificates of deposit or bankers' acceptances maturing within one (1) year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of the Company's and its Subsidiaries, deposits at such institution; and (v) deposits or investments in mutual or similar funds offered or sponsored by brokerage or other companies having membership in the Securities Investor Protection Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of the Company's and its Subsidiaries, deposits at such institution.

      "CERTIFICATE OF INCORPORATION" shall mean, unless the context in which it is used shall otherwise require, the Certificate of Incorporation of the Company or any of its Subsidiaries as in effect on the Closing Date.

      "CLOSING" shall have the meaning assigned to that term in Section 2.3.

      "CLOSING  DATE"  shall have the  meaning  assigned to that term in Section
2.3.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

      "COMMISSION" shall mean the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

      "COMMON STOCK" shall have the meaning assigned to that term in the Whereas clause hereof, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

      "CONTINGENT OBLIGATION" as applied to any Person, shall mean any direct or indirect liability, contingent or otherwise, of that Person: (i) with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; or (iii) under any foreign exchange contract, currency swap agreement, interest rate swap agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (c) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

      "CONTRACTUAL OBLIGATIONS" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise) to which such Person is a party or by which it or any of such Person's property is bound.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder.

      "ERISA AFFILIATE" shall mean shall mean a corporation that is or was a member of a controlled group of corporations with the Company within the meaning of Section 4001(a) or (b) of ERISA or Section 414(b) of the Code, a trade or business (including, without limitation, a sole proprietorship, partnership, trust, estate or corporation) that is under common control with the Company within the meaning of Section 414(c) of the Code, or a trade or business which together with the Company is treated as a single employer under Section 414(m) or (o) of the Code.

      "EVENT OF DEFAULT" shall have the meaning assigned to such term in the Notes.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

      "FINANCIAL  STATEMENTS"  shall have the  meaning  assigned to that term in
Section 5.11.

      "GAAP" shall mean generally accepted accounting principles in effect within the United States, consistently applied.

      "GOVERNMENTAL AUTHORITY" shall mean the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, regulation or compliance, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

      "INDEBTEDNESS" shall mean as to any Person (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, unfunded credit commitments, letters of credit and bankers' acceptances, whether or not matured), (b) all indebtedness, obligations or liability of such Person (evidenced by notes, bonds, debentures or similar instruments) whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several, that should be classified as liabilities in accordance with GAAP, including, without limitation, any items so classified on a balance sheet and any reimbursement obligations in respect of letters of credit or obligations in respect of bankers acceptances, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f) above) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) any Contingent Obligation of such Person. The determination of the amount of the Indebtedness at the relevant time of determination with respect to the Company and its Subsidiaries shall be made on a consolidated basis in accordance with GAAP.

      "INTELLECTUAL  PROPERTY"  shall have the meaning  assigned to that term in
Section 5.22.

      "INVESTMENT" shall mean (i) any direct or indirect purchase or other acquisition by the Company or any of its Subsidiaries of any beneficial interest in, including, without limitation, stock, partnership interest, membership interest or other equity securities of, any other Person (other than a Person that prior to the relevant purchase or acquisition was a Subsidiary Guarantor) or (ii) any direct or indirect loan, advance or capital contribution by the Company or any of its Subsidiaries to any other Person (other than a Subsidiary Guarantor), including, without limitation, all Indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

      "LIEN" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), charge, claim, restriction or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences) including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

      "MULTIEMPLOYER PLAN" shall mean a multiemployer plan within the meaning of
Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code.

      "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in (i) the assets, business, properties, prospects, operations, or financial condition of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement.

      "NOTES" shall mean the BVF Note, the BOVF Note and the Bupp Note.

      "ORIGINAL BUPP NOTE" shall mean the 8.5% Senior Note of the Company, dated April 2, 2003, in the original principal amount of $250,000, payable to Bupp.

      "PERMITTED  ENCUMBRANCES"  shall have the meaning assigned to such term in
Section 9.5 of this Agreement.

      "PERSON" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

      "PRO FORMA BALANCE SHEET" shall mean the pro forma consolidated balance sheet of the Company and its Subsidiaries delivered pursuant to Section 3.11.

      "PURCHASER AFFILIATE" shall mean with respect to each Purchaser, any affiliate of such Purchaser (as defined in Rule 405 under the Securities Act) and any Person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

      "PURCHASERS" shall have the meaning set forth in the first paragraph of this Agreement.

      "REGISTRABLE  SHARES"  shall  have the  meaning  assigned  to that term in
Section 10.1 of this Agreement.

      "REQUIREMENTS OF LAW" shall mean as to any Person, provisions of the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, or any law, treaty, code, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of such Person's property or to which such Person or any of such Person's property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

      "RESTRICTED PAYMENT" shall mean: (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock, limited liability company interest, or partnership interest of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock, limited liability company interest, or partnership interest to the holders of that class; (ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock, limited liability company interest or partnership interest of the Company or any of its Subsidiaries now or hereafter outstanding; (iii) any payment or prepayment of interest on, principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated to the Indebtedness existing pursuant to the Notes, and this Agreement; (iv) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock, limited liability company interest, or partnership interest of the Company or any of its Subsidiaries now or hereafter outstanding; and (v) any payment under any noncompete agreement.

      "SEC REPORTS" shall mean all forms, reports, statements and other documents (including, without limitation, exhibits, annexes, supplements and amendments to such documents) filed or required to be filed by the Company, or sent or made available by the Company to its security holders, under the Exchange Act, the Securities Act, any national securities exchange or quotation system or comparable Governmental Authority.

      "SECURITIES" shall mean, collectively, the Notes and the Warrants.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

      "SECURITY AGREEMENT" shall mean the Security Agreement substantially in the form attached hereto as Exhibit C.

      "SHORT SALES" shall mean, without limitation, all "short sales" as defined in Rule 3b-3 of the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

      "SOLVENT" shall mean, with respect to the Company and its Subsidiaries considered as a whole, based on the Pro Forma Balance Sheet, that (i) the assets and the property of the Company and its Subsidiaries, considered as a whole, exceed the aggregate liabilities (including, without limitation, contingent and unliquidated liabilities) of the Company and its Subsidiaries, considered as a whole, (ii) after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, the Company and its Subsidiaries, considered as a whole, will not be left with unreasonably small capital, and
(iii) after giving effect to the transactions contemplated by this Agreement, the Company and its Subsidiaries, considered as a whole, are able to both service and pay their liabilities as they mature. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that is likely to become an actual or matured liability.

      "SUBSIDIARY" shall mean, with respect to any Person, a corporation or other entity of which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

      "SUBSIDIARY GUARANTOR" shall mean any wholly-owned Subsidiary of the Company incorporated in any jurisdiction of the United States that guaranties the Company's obligations under the Notes and this Agreement pursuant to a guaranty in form and substance reasonably acceptable to the BV Funds.

      "TAX" shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, and also includes an obligation to pay the taxes of another person under Treas. Reg. ss. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

      "TAX RETURN" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      "TRANSACTION DOCUMENTS" shall mean collectively, this Agreement, the Notes, the Warrants, and the Security Agreement.

      "WARRANTS" shall mean the BVF Warrant, the BOVF Warrant and the Bupp Warrant.

      1.2 ACCOUNTING TERMS: FINANCIAL STATEMENTS. All accounting terms used herein and not expressly defined in this Agreement shall have the respective meanings given to them in conformance with GAAP. Financial statements and other information furnished after the date hereof pursuant to the Agreement or the other Transaction Documents shall be prepared in accordance with GAAP as in effect at the time of such preparation.

      1.3 KNOWLEDGE OF THE COMPANY. All references to the knowledge of the Company or to facts known by the Company shall mean actual knowledge or notice of the Chief Executive Officer or Chief Financial Officer or other executive officer of the Company.

                                   ARTICLE 2

                       PURCHASE AND SALE OF THE SECURITIES

      2.1 PURCHASE AND SALE OF THE NOTES. Subject to the terms and conditions herein set forth, the Company agrees that it will issue and sell to (a) BVF, and BVF agrees that it will acquire from the Company on the Closing Date, the BVF Note, (b) BOVF, and BOVF agrees that it will acquire from the Company on the Closing Date, the BOVF Note, and (c) Bupp, and Bupp agrees that he will acquire from the Company on the Closing Date, the Bupp Note, in each case appropriately completed in conformity herewith. The purchase price of the BVF Note shall be $3,341,250, the Purchase Price of the BOVF Note shall be $2,733,750, and the Purchase Price of the Bupp Note shall be $75,937.50.

      2.2 PURCHASE AND SALE OF THE WARRANTS. Subject to the terms and conditions herein set forth, the Company agrees that it will issue and sell to (a) BVF, and BVF agrees that it will acquire from the Company on the Closing Date, the BVF Warrant, (b) BOVF, and BOVF agrees that it will acquire from the Company on the Closing Date, the BOVF Warrant, and (c) Bupp, and Bupp agrees that it will acquire from the Company on the Closing Date, the Bupp Warrant, in each case appropriately completed in conformity herewith. The purchase price for the Bupp Warrant shall be $1,058,750, the purchase price for the BOVF Warrant shall be $866,250, and the purchase price for the Bupp Warrant shall be $24,062.50.

      2.3 CLOSING. The purchase and issuance of the Securities shall take place at the closing (the "CLOSING") to be held at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, New York 10022 at 10:00 a.m., Local Time, on Monday, December 13, 2004 or such other time and date as the parties may agree (the "CLOSING DATE"). At the Closing, the Company shall deliver: (a) the BVF Note and the BVF Warrant to BVF against delivery by BVF to the Company of the purchase price therefore, (b) the BOVF Note and the BOVF Warrant to BOVF against delivery by BOVF to the Company of the purchase price therefore, and (c) the Bupp Note and the Bupp Warrant to Bupp against delivery by Bupp to the Company of the purchase price therefor. In each case, payment of such purchase price shall be by wire transfer.

      2.4 FINANCIAL ACCOUNTING POSITIONS; TAX REPORTING. Each of the parties hereto agrees to take reporting and other positions with respect to the Securities which are consistent with the purchase price of the Securities set forth herein for all financial accounting purposes, unless otherwise required by applicable GAAP or Commission rules (in which case the parties agree only to take positions inconsistent with the purchase price of the Securities set forth herein provided that the BV Funds have consented thereto, which consent shall not be unreasonably withheld). Each of the parties to this Agreement agrees to take reporting and other positions with respect to the Securities which are consistent with the purchase price of the Securities set forth herein for all other purposes, including without limitation, for all federal, state and local tax purposes.

                                   ARTICLE 3

                          CONDITIONS TO THE RESPECTIVE
                          OBLIGATIONS OF THE PURCHASERS
                           TO PURCHASE THE SECURITIES

      The obligation of the Purchasers to purchase the Notes and the Warrants, to pay the purchase prices therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waived by, the Purchasers of the following conditions on or before the Closing Date; provided, however, that any waiver of a condition shall not be deemed a waiver of any breach of any representation, warranty, agreement, term or covenant or of any misrepresentation by the Company. Except to the extent expressly so waived, no Purchaser shall be obligated to purchase any of the Securities to be purchased by such Purchaser hereunder unless the purchase and sale of all Securities contemplated by this Agreement shall occur concurrently.

      3.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Article 5 hereof shall be true and correct at and as of the date hereof and the Closing Date as if made at and as of such date.

      3.2 COMPLIANCE WITH THIS AGREEMENT. The Company shall have performed and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing Date, and the Purchasers shall have received at the Closing a certificate to the foregoing effect, dated the Closing Date, and executed by the Chief Executive Officer, President or a Vice President of the Company.

      3.3  SECRETARY'S   CERTIFICATES.   The  Purchasers   shall  have  received
certificates from the Company, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (a) that the attached copies of the Certificate of Incorporation and By-laws of the Company, and resolutions of the Board approving the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby are all true, complete and correct and remain unamended and in full force and effect, and (b) the incumbency and specimen signature of each officer of the Company executing any Transaction Document to which it is a party or any other document delivered in connection herewith and therewith on behalf of the Company.

      3.4 DOCUMENTS. The Purchasers shall have received true, complete and correct copies of such agreements, schedules, exhibits, certificates, documents, financial information and filings as they may request in connection with or relating to the transactions contemplated hereby, all in form and substance satisfactory to the Purchasers.

      3.5 PURCHASE OF SECURITIES PERMITTED BY APPLICABLE LAWS. The acquisition of and payment for the Securities to be acquired by the Purchasers hereunder and the consummation of the transactions contemplated hereby and by the Transaction Documents (a) shall not be prohibited by any Requirement of Law, (b) shall not subject the Purchasers to any penalty or other onerous condition under or pursuant to any Requirement of Law, and (c) shall be permitted by all Requirements of Law to which either Purchaser or the transactions contemplated by or referred to herein or in the Transaction Documents are subject; and the Purchasers shall have received such certificates or other evidence as they may reasonably request to establish compliance with this condition.

      3.6 OPINION OF COUNSEL. The Purchasers shall have received an opinion of outside counsel to the Company, dated as of the Closing Date, relating to the transactions contemplated by or referred to herein, in form and substance acceptable to the Purchasers.

      3.7 APPROVAL OF COUNSEL TO THE PURCHASERS. All actions and proceedings hereunder and all agreements, schedules, exhibits, certificates, financial information, filings and other documents required to be delivered by the Company and each of its Subsidiaries hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been in form and substance acceptable to Morrison Cohen LLP, counsel to the Purchasers, in its reasonable judgment (including, without limitation, the opinion of counsel referred to in Section 3.6 hereof).

      3.8 CONSENTS AND APPROVALS. All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those Contractual Obligations of the Company and each of its Subsidiaries necessary, desirable, or required in connection with the execution, delivery or performance (including, without limitation, the payment of interest on the Notes and the issuance of Common Stock upon the exercise of the Warrants) by the Company, or enforcement against the Company, of the Transaction Documents to which it is a party shall have been obtained and be in full force and effect, and the Purchasers shall have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

      3.9 SECURITY AGREEMENT. The Company shall have duly executed and delivered the Security Agreement.

      3.10 NO MATERIAL JUDGMENT OR ORDER. There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which, in the judgment of the Purchasers, would prohibit the purchase of the Securities hereunder or subject the Purchasers to any penalty or other onerous condition under or pursuant to any Requirement of Law if the Securities were to be purchased hereunder.

      3.11 PRO FORMA BALANCE SHEET.

      The Company shall have delivered to the Purchasers as of the Closing Date a pro forma consolidated balance sheet of the Company and its Subsidiaries as of October 31, 2004, including pro forma adjustments reflecting the consummation of the transactions contemplated by the Transaction Documents, including, without limitation, all material fees and expenses in connection therewith, certified by the chief financial officer of the Company that it fairly presents the financial condition of the Company on such date a pro forma basis as described in this Section.

      3.12 GOOD STANDING CERTIFICATES. The Company shall have delivered to the Purchasers as of the Closing Date, good standing certificates for the Company and each of its Subsidiaries for each of their respective jurisdictions of incorporation and all other jurisdictions where they do business.

      3.13 NO LITIGATION. No action, suit or proceeding before any court or any Governmental Authority shall have been commenced or threatened, no investigation by any Governmental Authority shall have been commenced and no action, suit or proceeding by any Governmental Authority shall have been threatened against any Purchaser, the Company or Subsidiary (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions, or (ii) which would, if resolved adversely to such Purchaser, Company or any Subsidiary, severally or in the aggregate, have a Material Adverse Effect.

                                   ARTICLE 4

                          CONDITIONS TO THE OBLIGATIONS
                 OF THE COMPANY TO ISSUE AND SELL THE SECURITIES

      The obligations of the Company to issue and sell the Securities and to perform its other obligations hereunder relating thereto shall be subject to the satisfaction as determined by, or waived by, the Company of the following conditions on or before the Closing Date:

      4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Article 6 hereof shall be true and correct at and as of the date hereof and the Closing Date as if made at and as of such date.

      4.2 COMPLIANCE WITH THIS AGREEMENT. The Purchasers shall have performed and complied with all of their respective agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Purchasers on or before the Closing Date.

                                   ARTICLE 5

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to the Purchasers as follows:

      5.1  CORPORATE   EXISTENCE  AND  POWER.   The  Company  and  each  of  its
Subsidiaries: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged; (c) is, duly qualified as a foreign entity, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a Material Adverse Effect; and (d) has the corporate power and authority to execute, deliver and perform its obligations under each Transaction Document to which it is or will be a party and to borrow hereunder. Schedule 5.1 contains a true, complete and correct list of the Company and each Subsidiary and each jurisdiction where its ownership, lease or operation of property or the conduct of its business would require it to be qualified to do business as a foreign entity.

      5.2 CORPORATE AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities: (a) has been duly authorized by all necessary corporate, and if required, stockholder action; (b) do not and will not contravene the terms of the Certificate of Incorporation or By-Laws of the Company or any Subsidiary, or any amendment thereof or any Requirement of Law applicable to such Person or such Person's assets, business or properties; (c) do not and will not (i) conflict with, contravene, result in any material violation or breach of or material default under (with or without the giving of notice or the lapse of time or both), (ii) create in any other Person a right or claim of termination or amendment, or
(iii) require any material modification or acceleration or cancellation of any Contractual Obligation of the Company or any of its Subsidiaries; and (d) do not and will not result in the creation of any Lien (or obligation to create a Lien) against any material property or asset of the Company or any of its Subsidiaries other than the Lien created by the Security Agreement.

      5.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law or Contractual Obligation, and no lapse of a waiting period under a Requirement of Law or Contractual Obligation, is necessary or required in connection with the execution, delivery or performance by (including, without limitation, the payment of interest on the Notes and the issuance of shares of capital stock upon the exercise of the Warrants), or enforcement against, the Company to which it is a party or the consummation of the transactions contemplated hereby or thereby.

      5.4 BINDING EFFECT. This Agreement has been, and each of the Transaction Documents to which the Company will be a party to will be, duly executed and delivered by the Company, and this Agreement constitutes, and such Transaction Documents will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

      5.5 NO LEGAL BAR. Neither the execution, delivery and performance of the Transaction Documents nor the issuance of or performance of the terms of the Securities will violate in any material respect any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has previously entered into any agreement which is currently in effect or to which the Company or any of its Subsidiaries is currently bound, granting any rights to any Person which are inconsistent with the rights to be granted by the Company in the Transaction Documents.

      5.6 LITIGATION. Except as set forth on Schedule 5.6, there are no legal actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any
Governmental Authority against or affecting the Company or any of its Subsidiaries (or, as applicable, to the Company's knowledge, any of their respective shareholders, directors, officers, employees or agents). No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of the Transaction Documents.

      5.7 COMPLIANCE WITH LAWS. The Company and each of its Subsidiaries are in compliance. in all material respects, with all Requirements of Law.

      5.8 NO DEFAULT OR BREACH. No event has occurred and is continuing or would result from the incurring of obligations by the Company and its Subsidiaries under the Transaction Documents which constitutes or, with the giving of notice or lapse of time or both, would constitute an Event of Default. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any material respect.

      5.9 TITLE TO PROPERTIES AND ASSETS. The properties and assets of the Company and the Subsidiaries are owned by the Company and the Subsidiaries free and clear of all Liens other than Permitted Encumbrances. With respect to the property and assets it leases, each of the Company and its Subsidiaries is in compliance with such leases in all material respects.

      5.10 TAXES. Each of the Company and its Subsidiaries has timely filed or has valid extensions of the time to file all Tax Returns due prior to the date hereof, such Tax Returns are complete and accurate in all material respects. The Company and the Subsidiaries have paid or accrued all Taxes due (whether or not shown as due on such Tax Returns), and neither the Company nor any Subsidiary has knowledge of any material Tax deficiency which has been or might be asserted or threatened against it. None of the Company or its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment deficiency. Except as set forth on Schedule 5.10, the Company has no material tax liability with respect to Taxes that accrued on or before September 30, 2004 in excess of the amounts accrued with respect thereto that are reflected in the Company's financial statements as of September 30, 2004. Neither the Company nor any of the Subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service or the taxing authority of any other jurisdiction.

      5.11 SEC REPORTS; FINANCIAL CONDITION.

            (a) SEC Reports. The Company has made available to the Purchasers through the Commission's website (www.sec.gov) prior to the date hereof all SEC Reports filed by the Company with the Commission since September 30, 2002. Since September 30, 2002, the Company has filed in a timely manner all SEC Reports required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act. The Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by this Agreement) that would require the filing of a Form 8-K after the Closing. Each of the SEC Reports, as of the respective dates thereof (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each SEC Report, as it may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, complied in all material respects with the requirements of the Exchange Act applicable to such SEC Report. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any documents with the Commission or any national securities exchange or quotation service or comparable Governmental Authority.

            (b)  Sarbanes-Oxley.  The  Chief  Executive  Officer  and the  Chief
Financial Officer of the Company have signed, and the Company has furnished to the Commission, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications. The Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued thereunder by the Commission.

            (c) Financial Statements. Each of the consolidated balance sheets of the Company and its Subsidiaries and the related consolidated statements of income, stockholders' equity and cash flow, together with the notes thereto (collectively, the "FINANCIAL STATEMENTS"), which are included in or incorporated by reference into the SEC Reports of the Company filed since September 30, 2002 fairly present, in all material respects, the financial position of the Company and each of its Subsidiaries as of the respective dates thereof, and the results of operations and cash flows of the Company and each of its Subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise set forth in the notes thereto and subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments. Except as set forth in the financial statements in the above-referenced SEC Reports, neither the Company nor any Subsidiary has any liabilities (whether accrued, absolute, contingent or otherwise, known or unknown, and whether due or to become due), other than liabilities incurred since September 30, 2004 in the ordinary course of business, which (individually or in the aggregate ) are material to the Company and the Subsidiaries, taken as a whole.

            (d) Pro Forma Balance Sheet. The Pro Forma Balance Sheet delivered to the Purchasers sets forth the assets and liabilities of the Company and each of its Subsidiaries on a pro forma consolidated basis after taking into account the consummation of the transactions contemplated in this Agreement as of the Closing Date. The Pro Forma Balance Sheet has been prepared by the Company in accordance with GAAP, consistently applied, and fairly presents in all material respects the assets and liabilities of the Company and its Subsidiaries on a consolidated basis as of October 31, 2004, reflecting the consummation of the transactions contemplated in this Agreement and based on the assumptions set forth therein as of the Closing Date.

      5.12 OPERATING COMPANY. The Company is "an entity that is primarily engaged, directly or through a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of "capital" within the meaning of the U.S. Department of Labor plan asset regulations, 29 C.F. R. ss.2510.3-101.

      5.13 DISCLOSURE.

            (a) Agreement and Other Documents. This Agreement, together with all exhibits and schedules hereto, and the agreements, certificates and other documents furnished to the Purchasers by the Company and its Subsidiaries at the Closing, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

            (b) Material Adverse Effects. There is no fact known to the Company, which the Company has not disclosed in the SEC Reports or to the Purchasers in writing which has a Material Adverse Effect or, insofar as the Company can reasonably foresee, is likely to result in a Material Adverse Effect.

            (c) Material Non-Public Information. The Company has not provided to the Purchasers any material non-public information other than information related to the transactions contemplated by this Agreement, all of which information related to the transactions contemplated hereby shall be disclosed by the Company pursuant to Section 11.13 hereof.

      5.14 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since September 30, 2004, the business and operations of the Company and each Subsidiary have been conducted in the ordinary course consistent with past practice, and there has not been:

            (a) any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company or any Subsidiary with respect to any shares of capital stock of the Company or any Subsidiary or any repurchase, redemption or other acquisition by the Company or any Subsidiary of any outstanding shares of the Company's or any Subsidiary's capital stock;

            (b) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

            (c) any waiver by the Company or any Subsidiary of a valuable right or of a material debt owed to it;

            (d) any material change or amendment to, or any waiver of any material right under any Contractual Obligation by which the Company or any Subsidiary or any of the Company's or any Subsidiary's assets or properties is bound or subject;

            (e) any change by the Company in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP or by the Commission; or

            (f) any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect.

      5.15 INVESTMENT COMPANY/GOVERNMENT REGULATIONS. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act, or any federal or state statute or regulation limiting its ability to incur Indebtedness.

      5.16 SUBSIDIARIES.

            (a) Schedule 5.16 sets forth a complete and accurate list of all of the Subsidiaries of the Company together with their respective jurisdictions of incorporation or organization. All of the outstanding shares of capital stock of, or other equity interests in, the Subsidiaries are validly issued, fully paid and nonassessable. Except as set forth on Schedule 5.16, as of the Closing Date, all of the outstanding shares of capital stock of, or other ownership interests in, each of the Subsidiaries are owned by the Company or by a wholly owned Subsidiary free and clear of any Liens. No Subsidiary has outstanding options, warrants, subscriptions, calls, rights, convertible securities or other agreements or commitments obligating the Subsidiary to issue, transfer or sell any securities of the Subsidiary.

            (b) Except for the Subsidiaries of the Company, the Company does not own of record or beneficially, directly or indirectly, (i) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation, or (ii) any equity, voting or participating interest in any limited liability company, partnership, joint venture or other non-corporate business enterprises.

      5.17 CAPITALIZATION.

            (a) As of the Closing Date, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 58,288,057 shares are issued and outstanding, and 5,000,000 shares of preferred stock, $.001 par value, of which 500,000 shares have been designated as Series A Junior Participating Preferred Stock (collectively "Preferred Stock"). The Company has no shares of capital stock held in treasury. As of the Closing Date, after giving effect to the transactions contemplated hereby and in the other Transaction Documents, the authorized capital stock of the Company shall consist of 100,000,000 shares of Common Stock and 500,000 shares of Preferred Stock, and there will be: (i) 58,288,057 shares of Common Stock issued and outstanding;
(ii) 20,250,000 shares of Common Stock reserved for issuance upon conversion of the Notes, (iii) 10,125,000 shares of Common Stock reserved for issuance upon exercise of the Warrants; (iv) 4,950,973 shares of Common Stock reserved for issuance pursuant to the exercise of stock options issuable in accordance with the terms of one or more stock option plans of the Company ("MANAGEMENT OPTIONS"), and (v) no shares of Preferred Stock issued and outstanding. All outstanding shares of capital stock of the Company have been duly authorized by all necessary corporate action. All outstanding shares of capital stock of the Company are, and the shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants in accordance with their respective terms, when issued, will be, validly issued, fully paid and nonassessable and shall be free and clear of all Liens and the issuance of foregoing has been or will be, as the case may be, in compliance with all applicable Requirements of Law has not been or will not be, as the case may be, subject to preemptive rights in favor of any Person and will not result in the issuance of any additional shares of capital stock of the Company or the triggering of any anti-dilution or similar rights contained in any options, warrants, debentures or other securities or agreements of the Company.

            (b) On the Closing Date, except for the Notes, the Warrants and the Management Options, and except as set forth on Schedule 5.17(b), there will be no outstanding securities convertible into or exchangeable for capital stock of the Company or any of its Subsidiaries or options, warrants or other rights to purchase or subscribe to capital stock of the Company or any of its Subsidiaries or contracts, commitments, agreements, understandings or arrangements of any kind to which the Company or any of its Subsidiaries is a party relating to the issuance of any capital stock of the Company or any of its Subsidiaries, any such convertible or exchangeable securities or any such options, warrants or rights.

      5.18 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Company or any of its Subsidiaries, or their respective representatives in connection with the offer or sale of the Securities. No registration of the Securities or Common Stock issuable upon the conversion of the notes or the exercise of the Warrants pursuant to the provisions of the Securities Act or state securities or "blue sky" laws will be required for the offer, sale or issuance of the Securities pursuant to this Agreement or of the Common Stock issuable upon conversion of the Notes or the exercise of the Warrants. The Company agrees that neither it, nor anyone acting on its behalf, will offer or sell the Securities or any other security so as to require the registration of the Securities or Common Stock issuable upon conversion of the Notes or the exercise of the Warrants pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Securities or Common Stock issuable upon the conversion of the Notes or the exercise of the Warrants are so registered.

      5.19 BROKER'S, FINDER'S OR SIMILAR FEES. Except as set forth in Schedule 5.19, there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries, or any action taken by any of them.

      5.20 LABOR RELATIONS. Neither the Company nor any of its Subsidiaries has committed or is engaged in any unfair labor practice. Except as set forth in
Schedule 5.20, there is (a) no unfair labor practice complaint pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending or, to the knowledge of the Company, threatened, (b) no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, and (c) to the knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and no union organizing activities are taking place. Neither the Company, nor any of its Subsidiaries, is a party to any collective bargaining agreement.

      5.21 ERISA -- EMPLOYEE BENEFIT PLANS.

            (a) Employee Benefit Plans and Liabilities. Neither the Company nor any ERISA Affiliate has contributed to nor has any actual or contingent, direct or indirect, liability in respect of any employee benefit plan (as defined in
Section 3(3) of ERISA) or other employee benefit arrangement, payment, policy or program of any kind whatsoever not subject to ERISA (collectively, the "PLANS"), within the five-consecutive-year period immediately preceding the first day of the year in which the Closing Date occurs other than those liabilities with respect to such Plans specifically described on Schedule 5.21. Schedule 5.21(a) sets forth all Plans. At no time during such five year period has the Company or any ERISA Affiliate participated in or contributed to any Multiemployer Plan or other plan subject to Title IV of ERISA, nor during such period has the Company or any ERISA Affiliate had an obligation to participate in or contribute to any such Multiemployer Plan. No agreement subject to section 4204 of ERISA has been entered into in connection with the transactions contemplated in this Agreement. There are no outstanding liabilities of the Company or any ERISA Affiliate to any employee benefit plans previously maintained by the Company or any ERISA Affiliate, and the Company is not aware of any potential liabilities in connection therewith. There are no actions, suits or claims, other than for benefits in the ordinary course, pending or, to the knowledge of the Company, threatened against the Company, an ERISA Affiliate or the Plans which might subject the Company or any ERISA Affiliate to any material liability.

            (b) Plan Compliance. The Company is in compliance in all material respects with all reporting, disclosure and registration requirements applicable to it under the Code, ERISA and all federal and state securities laws, and Department of Labor, Internal Revenue Service and Securities and Exchange Commission rules and regulations promulgated thereunder, with respect to all of the Plans, and is not subject to any liability, in any material respect, whether asserted or not, for any penalties to any Governmental Authority for late filing of any return, report or other governmental filing. No civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA or any other federal or state law is pending or threatened against any fiduciary of the Plans. No Plan, or any fiduciary thereof, has been, or is currently, the direct or indirect subject of an audit, investigation or examination by any Governmental Authority. All of the Plans comply currently, and have complied at all times (and all former Plans have complied at all times in the past), both as to form and operation, in all material respects, with their terms and with all Laws. Each of the Plans maintained by the Company that is an "employee benefit pension plan" (within the meaning of Section 3(2)(A) of ERISA) has obtained a favorable determination (covering all changes or amendments applicable under Law from the Internal Revenue Service as to its qualification under Sections 401(a) and 501(a) of the Code or is within the remedial amendment period (as provided in Section 401(b) of the Code) for making any required changes or amendments, and nothing has occurred before or after the date of each such determination letter as would adversely affect such qualification. All amounts that are currently owing to Plan participants (including, without imitation, former Plan participants), or contributions required to be made to the Plans have been timely paid or contributed with respect to all periods prior to the Closing Date or provided for by adequate reserves on the Pro Forma Balance Sheet.

            (c) Prohibited Transactions. No Plan, nor any related trust, nor the Company, nor any trustee, administrator or other "party in interest" or "disqualified person" (within the meaning of Section 3(14) of ERISA or Section 4975(e)(2) of the Code, respectively) with respect to the Plans, has engaged in any nonexempt "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975(c) of the Code, respectively) which could subject any of the Plans or related trusts, or any trustee, administrator or other fiduciary of any such Plan, or any Purchaser, or any other party dealing with the Plans, to the penalties or excise tax imposed on prohibited transactions by Section 502 of ERISA or Section 4975 of the Code which could have a material adverse effect on the Condition of the Company.

            (d) COBRA and Health Costs. Except as set forth in Schedule 5.21(d) of the Disclosure Schedule, the Company has complied with the continuation coverage requirements of group health plans provided in Section 4980B of the Code, Sections 601 et seq. of ERISA, the

Family and Medical Leave Act of 1994, and the regulations promulgated thereunder, and (ii) there are no individual claims by any employee of the Company for any illness or accident which is expected to exceed $25,000 in health related costs to the Company within the twelve (12)-month period following the Closing Date.

            (e) Miscellaneous. Neither the Company nor any Plan provides for or promises retiree, medical, disability or life insurance benefits to any current or former employee, officer or director of the Company, other than continuation coverage required by section 4980B of the Code. The Company is not a party to or obligated under any agreement, plan, contract or other arrangements that will result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Code ss.280G.

      5.22 INTELLECTUAL PROPERTY. Except as set forth in Schedule 5.22: (i) each of the Company and its Subsidiaries owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, trademark applications, copyrights, copyright applications, maskworks, maskwork applications, trade secrets, fictitious business names, service marks, service mark applications, know how, customer lists, franchise systems, computer software, computer program, designs, blueprints, engineering drawings, proprietary products, source code, technology, proprietary rights or other intellectual property rights or intangible assets and all licenses and other rights required to use or exploit any of the foregoing, currently used in the conduct of the Company's and its Subsidiaries' business (collectively, the "INTELLECTUAL PROPERTY"); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or any Subsidiary that would preclude the Company or any of its Subsidiaries from conducting its business as currently conducted and have a Material Adverse
Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or its Subsidiaries; (b) to the knowledge of the Company, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any Subsidiary in or to any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary; and (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

      5.23 INSURANCE. Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business, all of which insurance is in full force and effect.

      5.24 SOLVENCY. The Company and its Subsidiaries, taken as a whole, are Solvent.

      5.25 REGISTRATION RIGHTS. Except as provided in Article 10 hereof, or as set forth in Schedule 5.25, effective upon the Closing, neither Company nor any Subsidiary is currently subject to any agreement providing any Person any rights (including piggyback registration rights) to have any securities of the Company or any Subsidiary registered with the Commission or registered or qualified with any other Governmental Authority.

      5.26 PRICE OF COMMON STOCK. The Company has not taken any action intended to stabilize or manipulate the price of the Company's shares of the Common Stock to facilitate the sale or resale of the Registrable Shares. The Company has not repurchased any of its shares of Common Stock since September 30, 2004.

      5.27 INTERNAL ACCOUNTING CONTROLS.

            (a) The Company and the  Subsidiaries  maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, to maintain asset accountability and to provide reasonable assurance regarding the reliability of financial reporting, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences. The Company has not been advised by its auditors that there are significant deficiencies or material weaknesses in the current design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information.

            (b) Since September 30, 2004, to the knowledge of the Company, neither the Company, any Subsidiary, nor any director, officer or employee, or (to the knowledge of the Company) any auditor, accountant, attorney or representative of the Company or any Subsidiary has received or otherwise had or obtained knowledge of (i) any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies, or methods of the Company or any Subsidiary or their respective internal accounting controls, including any complaint, allegation, assertion or claim that any of the Company or any Subsidiary has engaged in questionable accounting or auditing practices, or (ii) any fraud, whether or not material, that involves management or other employees of the Company or any Subsidiary who have a significant role in the Company's or any Subsidiary's internal controls.

            5.28 TRANSACTIONS WITH OFFICERS AND DIRECTORS. Except as disclosed in the SEC Reports, none of the officers or directors of the Company has entered into any transaction with the Company or any Subsidiary that would be required to be disclosed pursuant to Item 404(a), (b) or (c) of Regulation S-K of the Commission.

      5.29 REGISTRATION STATEMENT MATTERS. The Company is eligible to register the Registrable Shares for resale in a secondary offering by each Purchaser on a registration statement on Form SB-2. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably could be expected to prohibit or delay the preparation and filing of the registration statement on Form SB-2 for the resale of the Registrable Shares by the Purchasers contemplated by Article 10 of this Agreement.

      5.30 EXCHANGE ACT REGISTRATION. The Common Stock is registered pursuant to
Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act.

                                   ARTICLE 6

                               REPRESENTATIONS AND
                          WARRANTIES OF THE PURCHASERS

      Each Purchaser, severally but not jointly, hereby represents and warrants as to itself as follows:

      6.1 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by it of this Agreement: (a) is within its power and authority and has been duly authorized by all necessary action; (b) does not contravene the terms of its organizational documents or any amendment thereof; and (c) will not violate, conflict with or result in any breach or contravention of any of its Contractual Obligations, or any order or decree directly relating to it.

      6.2 BINDING EFFECT. This Agreement has been duly executed and delivered by it and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      6.3 NO LEGAL BAR. The execution, delivery and performance of this Agreement by it will not violate any Requirement of Law applicable to it.

      6.4 PURCHASE FOR OWN ACCOUNT. The Securities to be acquired by it pursuant to this Agreement are being or will be acquired for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Notes or the Warrants, under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control. If the Purchaser should in the future decide to dispose of any of the Securities, the Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. It agrees to the imprinting of a legend on certificates representing all of the Securities to the following effect: "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

      6.5 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with it or any action taken by it.

      6.6 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENT. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by it or enforcement against it of this Agreement or the transactions contemplated hereby.

      6.7 PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts a Note or exercises a Warrant it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

      6.8 ACCESS TO INFORMATION.

      Such Purchaser acknowledges that it has reviewed the SEC Reports, the Schedules to this Agreement and other information furnished by the Company, and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

      6.9 CERTAIN TRADING ACTIVITIES.

      Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since the earlier to occur of (1) the time that such Purchaser was first contacted by or on behalf of the Company regarding an investment in the Company and (2) the 30th day prior to the date of this Agreement. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

      6.10 INDEPENDENT INVESTMENT DECISION.

      Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents. Such Purchaser has not relied on the business or legal advice of the Company or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents other than as contained therein.

                                    ARTICLE 7

                      INDEMNIFICATION; EXERCISE OF REMEDIES

      7.1 INDEMNIFICATION. In addition to all other sums due hereunder or provided for in this Agreement, the Company agrees to indemnify and hold harmless the Purchasers and their respective Affiliates and each of their respective officers, directors, agents, employees, Subsidiaries, partners, members, attorneys, accountants and controlling persons (each, an "INDEMNIFIED PARTY") to the fullest extent permitted by law from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel and costs of investigation incurred by an Indemnified Party in any action or proceeding between the Company (or any of its Subsidiaries) and such Indemnified Party (or Indemnified Parties) or between an Indemnified Party (or Indemnified Parties) and any third party or otherwise) or other liabilities, losses, or diminution in value (collectively, "LIABILITIES") resulting from or arising out of any breach of any representation or warranty, covenant or agreement of the Company or any of its Subsidiaries in this Agreement, the Notes, the Warrants, or the other Transaction Documents, including without limitation, the failure to make payment when due of amounts owing pursuant to this Agreement, the Notes, the Warrants, or the other Transaction Documents, on the due date thereof (whether at the scheduled maturity, by acceleration or otherwise) or any legal, administrative or other actions (including, without limitation, actions brought by any of the Purchasers, the Company, any of its Subsidiaries or any holders of equity or indebtedness of the Company or any of its Subsidiaries or derivative actions brought by any Person claiming through or in the Company's or any Subsidiary's name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of the Transaction Documents, the transactions contemplated thereby, or any Indemnified Party's role therein or in the transactions contemplated thereby; provided, however, that the Company shall not be liable under this Section 7.1 to an Indemnified
Party: (a) for any amount paid by the Indemnified Party in settlement of claims by the Indemnified Party without the Company's consent (which consent shall not be unreasonably withheld), (b) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct or gross negligence of such Indemnified Party or (c) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the breach by any indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement; provided, further, that if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such Liabilities which shall be permissible under applicable laws. In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company further agrees, upon presentation of appropriate invoices containing reasonable detail, to reimburse each Indemnified Party for all such expenses (including, without limitation, fees, disbursements and other charges of counsel and costs of investigation incurred by an Indemnified Party in any action or proceeding between the Company (or any of its Subsidiaries) and such Indemnified Party (or Indemnified Parties) or between an Indemnified Party (or Indemnified Parties) and any third party or otherwise) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted primarily from (i) the willful misconduct or gross negligence of such Indemnified Party or (ii) the breach by an Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement or any other Transaction Document.

      7.2 PROCEDURE; NOTIFICATION. Each Indemnified Party under this Article 7 will, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article 7, notify the Company in writing of the commencement thereof. The omission of any Indemnified Party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such Indemnified Party unless, and only to the extent that, such omission materially and adversely affects the Company's substantive rights or defenses. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action, claim or proceeding in which the Company, on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. The Company agrees that it will not, without the prior written consent of the BV Funds, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchasers and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The Company shall not be liable for any settlement of any claim, action or proceeding effected against an Indemnified Party without its written consent, which consent shall not be unreasonably withheld. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

      7.3 REGISTRATION RIGHTS.  Notwithstanding anything to the contrary in this
Article 7, the indemnification and contribution provisions of Article 10 shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder.

      7.4 EXERCISE OF REMEDIES. For so long as any obligations (the "OBLIGATIONS") under this Agreement, the Notes, the Security Agreement or any of the other Transaction Documents are outstanding, no Purchaser may, without the prior written consent of the BV Funds:

            (a) declare, or join in the declaration by any person or entity other than either of the BV Funds, of any Obligations to be due and payable prior to the maturity thereof or otherwise accelerate the maturity of the principal of any Obligations, accrued interest thereon or other amounts due thereunder or with respect thereto; or

            (b) take any other action against any the Company or any other obligor of the Obligations in connection with the Obligations, including, without limitation, commencing any administrative, legal or equitable action against the Company or any such obligor (including, without limitation, filing and joining in the filing of any insolvency petition against the Company or any such obligor).

                                   ARTICLE 8

                              AFFIRMATIVE COVENANTS

      Until the payment by the Company of all principal of and interest on the Notes and all other amounts due to Purchasers under this Agreement and the other Transaction Documents, including, without limitation, all fees, expenses and amounts due in respect of indemnity obligations under Article 7, the Company hereby covenants and agrees with each of the Purchasers as follows:

      8.1 INFORMATION. The Company shall maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. The Company shall deliver to the Purchasers the information described below:

            (a) Events of Default, Etc. Promptly upon the Company obtaining knowledge of any of the following events or conditions, the Company shall deliver copies of all notices given or received by the Company or any of its Subsidiaries with respect to any such event or condition and a certificate of the Company's Chief Executive Officer specifying the nature and period of existence of such event or condition and what action the Company has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes a breach of any provision of this Agreement or any other Transaction Document; (ii) any notice that any Person has given to the Company or any Subsidiary, or any other action, taken with respect to a claimed default in any agreement evidencing Indebtedness or any other material agreement to which the Company or any Subsidiary is a party; or (iii) any event or condition that could reasonably be expected to result in any Material Adverse Effect. The Company shall deliver to the Purchasers within thirty (30) days following the last day of each month, a certificate of the Company's Chief Financial Officer stating that to his or her knowledge no Event of Default shall have occurred during the period covered thereby, except as specified in such certificate.

            (b) Other Information. With reasonable promptness, the Company shall deliver such other information and data (including, without limitation, financial information and data) with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested by the BV Funds.

      8.2 RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issuance or delivery upon conversion of the Notes and exercise of the Warrants, the maximum number of shares of capital stock that may be issuable or deliverable upon such conversion or exercise, as the case may be. Such shares of capital stock shall, when issued or delivered in accordance with the Notes and the Warrants, as the case may be, be duly and validly issued and fully paid and non-assessable. The Company shall issue such capital stock in accordance with the provisions of the Notes and the Warrants, as the case may be, and shall otherwise comply, in each case, with the terms thereof.

      8.3 INSPECTION. The Company will permit, and will cause each of its Subsidiaries to permit, representatives of the BV Funds to visit and inspect any of their properties, to examine their corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss their affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice; provided, however, that no such inspection, examination or inquiry, the failure to conduct same, nor any knowledge of any Purchaser, including, without limitation, any knowledge obtained by any BV Fund in connection with any such inspection, investigation or inquiry, shall constitute a waiver of any rights such Purchaser may have under any representation, warranty, covenant, term or agreement under any of the Transaction Documents. Except as provided in the next sentence, the Company shall bear all of its own costs in connection with the BV Funds' exercise of their rights under this Section 8.3. If the BV Funds' exercise their rights under this Section 8.3 more than once in any twelve-month period, the BV Funds shall, unless the Company is in default of any provision under this Agreement or any of the other Transaction Documents, bear any reasonable charges by the Company's independent public accountants resulting from the exercise of such rights except with respect to the first such exercise in each such twelve-month period.

      8.4 PAYMENT OF NOTE. The Company shall pay the principal of, interest on and other amounts due in respect of, the Note on the dates and in the manner provided in the Notes.

      8.5 BOOKS AND RECORDS. The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each of its Subsidiaries in accordance with GAAP consistently applied to the Company and its Subsidiaries taken as a whole. The Company will continue to maintain the Internal Accounting Controls specified in
Section 5.27(a).

      8.6 USE OF PROCEEDS. The Company shall use the proceeds of the sale of Securities hereunder only as follows: (i) for the payment of fees and expenses in connection with the transactions contemplated hereunder and in the other Transaction Documents, (ii) for the development of Lymphoseek, (iii) repayment of up to $250,000 in principal amount of the Original Bupp Note, and (iv) for general corporate purposes.

      8.7 BOARD NOMINEES; MANAGEMENT RIGHTS.

      The Board (or if it then exists, the nominating committee of the Board) shall nominate one independent director, reasonably acceptable to the BV Funds, for election to the Board at each meeting of the stockholders of the Company at which directors are to be elected and shall recommend to such stockholders that they vote in favor of such nominee's election to the Board.

                                   ARTICLE 9

                               NEGATIVE COVENANTS

      Until the payment by the Company of all principal of and interest on the Notes and all other amounts due at the time of payment of such principal and interest to the Purchasers under this Agreement and the other Transaction Documents, including, without limitation, all fees, expenses and amounts due at such time in respect of indemnity obligations under Article 7, the Company hereby covenants and agrees with the Purchasers as follows:

      9.1 FUNDAMENTAL CHANGES; CONSOLIDATIONS, MERGERS AND ACQUISITIONS. The Company shall not, and shall not permit any of its Subsidiaries directly or indirectly to: (a) amend, modify or waive any term or provision of its Certificate of Incorporation, By-laws or other organizational or governing agreements and documents, unless required by law; (b) enter into any transaction of merger or consolidation; (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person.

      9.2 TRANSACTIONS WITH AFFILIATES. Except in the ordinary course of business and consistent with past practices, the Company shall not, and shall not permit any of its Subsidiaries to, (a) enter into any transaction or agreement or other Contractual Obligation with, or make any payment (other than pursuant to agreements existing on the date hereof or subsequently approved by the BV Funds) to, any Affiliate, (b) amend or terminate any existing agreement with any Affiliate, (c) purchase from or provide to an Affiliate any selling, general, management or administrative services, (d) directly or indirectly make any sales to or purchases from an Affiliate or (e) increase the compensation being paid to an Affiliate.

      9.3 NO INCONSISTENT AGREEMENTS. None of the Company nor any of its Subsidiaries shall enter into any Contractual Obligation or enter into any amendment or other modification to any currently existing Contractual Obligation of the Company, or any of their Subsidiaries, which by its terms restricts or prohibits the ability of the Company to pay the principal of or interest on the Notes or to fully satisfy all of the obligations under the Transaction Documents of the Company or any of its Subsidiaries.

      9.4 LIMITATION ON INDEBTEDNESS. The Company shall not, and shall not cause, suffer or permit any of its Subsidiaries to, directly or indirectly, collectively and in the aggregate, issue, assume or otherwise incur any Indebtedness, other than:

            (a) Indebtedness created under this Agreement;

            (b) Non-current liabilities for post-employment healthcare and other insurance benefits;

            (c) Trade payables and accrued expenses, in each case arising in the ordinary course of business;

            (d) Indebtedness secured by a Lien permitted under Section 9.5; and

            (e) Indebtedness between and/or among the Company and the Subsidiary Guarantors; and

            (f) Loans by the Company to Cardiosonix Ltd. in the ordinary course of business consistent with past practices.

      9.5 LIMITATION ON LIENS. The Company, will not, and will not permit any of its Subsidiaries, directly or indirectly, to create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including, without limitation, any document or instrument with respect to goods or accounts receivable) of the Company or its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances. "PERMITTED ENCUMBRANCES" means the following:

            (a) Liens for Taxes, assessments or other governmental charges which are not yet due and payable or which are being contested in good faith with a reserve or other appropriate provision having been made therefor;

            (b) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being contested in good faith; provided that a reserve or other appropriate provision shall have been made therefor and the aggregate amount of such Liens is less than $100,000;

            (c) Liens (other than any Lien imposed under or in connection with ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (d) Deposits in an aggregate amount not to exceed $100,000, made in the ordinary course of business to secure liability to insurance carriers;

            (e) Liens for purchase money obligations to acquire assets; provided that:

                  (i) each such Lien attaches to such asset concurrently with or within 10 days after acquisition thereof;

                  (ii) does not exceed the purchase price of such asset; and

                  (iii) the Indebtedness secured by all such Liens, shall not exceed $1,000,000; and

                  (iv) each such Lien encumbers only the asset so purchased;

            (f) Any attachment or judgment Lien not constituting an Event of Default;

            (g) Leases or subleases granted to others not interfering in any material respect with the business of the Company or any of its Subsidiaries;

            (h) Easements, rights of way, restrictions and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries; and

            (i) Liens existing on the date hereof and renewals and extensions thereof, which Liens are set forth on Schedule 9.5 hereto.


      9.6 DISPOSITIONS OF ASSETS. The Company will not, and will not permit any of its Subsidiaries, directly or indirectly, to convey, sell (pursuant to a sale/leaseback or otherwise), lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of transactions, any material amount of its property, business or assets, or the capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired, except for:

            (a) Bona fide sales of inventory, including, without limitation, real estate acquired in the ordinary course of business, to customers for fair value in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business;

            (b) Asset Dispositions if all of the following conditions are met:

                  (i) the market value of assets sold or otherwise disposed of (by the Company and its Subsidiaries taken as a whole) in any fiscal year do not exceed $500,000;

                  (ii) the Net Proceeds received is at least equal to the fair market value of such assets;

                  (iii) at least 75% of the consideration received is cash;

                  (iv) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, the Company would be in compliance on a pro forma basis with the covenants set forth in Section 9.8 hereof recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions of this Agreement; and

                  (v) no Event of Default then exists or shall result from such sale or other disposition.

            (c) Licenses, assignments or other transfers of Intellectual Property of the Company or Subsidiaries, or rights therein, in connection with cooperative research and development agreements, strategic alliances, or agreements providing for the manufacturing, distribution or sale of products or services of the Company or Subsidiaries.

      9.7 LIMITATIONS ON RESTRICTED PAYMENTS. The Company shall not, and shall not permit any of its Subsidiaries to declare, or make any Restricted Payment.

      9.8 FINANCIAL COVENANTS. The Company covenants and agrees that until payment in full of all Indebtedness hereunder and under the Notes, the Company shall comply with and shall cause each of its Subsidiaries to comply with all covenants in this Section 9.8 applicable to such Person. Compliance with the covenants in this Section 9.8 shall be determined on a consolidated basis in accordance with GAAP consistently applied, unless explicitly stated otherwise.

            (a) Revenues. The Company shall not permit revenues for the Company and its Subsidiaries, on a consolidated basis, for each twelve (12) month period set forth below to be less than the amount set forth below for such period:

             Period                                         Amount
             ------                                         ------

1/1/05 to and including 12/31/05                          $5,400,000
1/1/06 to and including 12/31/06                          $6,500,000
Each twelve month period thereafter                       $9,000,000


The provisions of this Section 9.8(a) shall terminate upon the earlier to occur of the following: (i) the Company receives an approval letter from the U.S. Food and Drug Administration or the European Medicines Agency to market Lymphoseek or
(ii) the Company enters into a partnership or other strategic alliance with another Person who has the resources (financial and otherwise) to actively develop the RIGScan CR technology and such Person agrees to actively develop the RIGScan CR technology and bear 50% of the costs of such development. In addition, compliance with the provisions of this Section 9.8(a) shall not be required with respect to any twelve (12) month period indicated in this Section 9.8(a), if a the end of such period, the Company and its Subsidiaries will have cash and Cash Equivalents greater than $8,000,000.

            (b) Cash and Cash Equivalents. As of the end of each six (6) month period set forth below, the Company and its Subsidiaries will have cash and Cash Equivalents equal to at least the amount set forth below with respect to such period:

             Period                                         Amount
             ------                                         ------

1/1/05 to and including 6/30/05                           $4,500,000
7/1/05 to and including 12/31/05                          $4,000,000
Each six month period thereafter                          $3,500,000


      9.9 CONTINGENT OBLIGATIONS. The Company shall not, nor shall it permit any of their Subsidiaries directly or indirectly to create or become or be liable with respect to any Contingent Obligation except those; (a) resulting from endorsements of negotiable instruments for collection in the ordinary course of business; (b) arising under this Agreement; (c) existing on the Closing Date and as described in Schedule 9.12 annexed hereto; (d) arising with respect to customary indemnification and purchase price adjustment obligations incurred in connection with any Asset Dispositions; (e) incurred in the ordinary course of
business   with   respect   to  surety  and  appeal
bonds, performance and return-of-money bonds and similar obligations not exceeding any time outstanding $50,000 in aggregate liability; (f) incurred with respect to any Indebtedness permitted pursuant to Section 9.4 hereof; (g) not otherwise permitted by clauses (a) through (f) above so long as any such Contingent Obligations, in the aggregate at any time outstanding do not exceed $50,000.

      9.10 PRESS RELEASE; PUBLIC OFFERING MATERIALS. Except as may be required by applicable law or as permitted under Section 11.13, neither the Company nor any of its Affiliates shall, nor shall the Company or any of its Affiliates permit any of their respective Subsidiaries to disclose the name of any BV Fund or any of its Affiliates in any press release or in any prospectus, proxy statement or other materials filed with the governmental entity relating to a public offering of the capital stock or other equity interest of the Company, any of its Affiliates or any of their respective Subsidiaries without such BV Fund's or such Affiliate's prior written consent which shall not be unreasonably withheld.

      9.11 NO NEGATIVE PLEDGES. The Company will not, and will not permit any of its Subsidiaries, directly or indirectly to enter into or assume any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

      9.12 NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO THE COMPANY. Except as otherwise provided herein, the Company will not, and will not permit any of its Subsidiaries, directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any such Subsidiary to: (a) pay dividends or make any other distribution on any of such Subsidiary's capital stock (or equity interest) owned by the Company or any Subsidiary; (b) subject to subordination provisions for the benefit of Purchasers, pay any Indebtedness owed to the Company or any other Subsidiary; (c) make loans or advances to the Company or any other Subsidiary; or (d) transfer any of its property or assets to the Company or any other Subsidiary.

      9.13 SALE LEASEBACKS. The Company shall not and shall not cause or permit any of its Subsidiaries to engage in any sale-leaseback, synthetic lease, "off-balance" sheet transaction or similar transaction or financing involving any of its assets.

      9.14 TAX ELECTION. The Company will not make any elections to treat the Company as anything other than an association taxable as a corporation for U.S. federal income tax purposes.

      9.15 INVESTMENTS. Except in the ordinary course of business and consistent with past practices, the Company shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to make or own any Investment in any Person except: (a) Investments in Cash Equivalents; (b) intercompany loans to the extent permitted under Section or 9.2; and (c) loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $ 50,000 in the aggregate at any time outstanding.

                                   ARTICLE 10

                                  REGISTRATION
                       COMPLIANCE WITH THE SECURITIES ACT

      10.1 REGISTRATION PROCEDURES AND EXPENSES.

            (a) The Company shall, as soon as reasonably practicable, but in no event later than thirty (30) days following the Closing Date (the "FILING DATE"), prepare and file with the Commission a registration statement on Form SB-2 relating to the sale of the shares issuable upon the exercise of the Warrants and the conversion of the Notes (together with any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares, the "REGISTRABLE SHARES") by the Purchasers from time to time on Nasdaq or the facilities of any national securities exchange or inter-dealer quotation system on which the Common Stock is then traded or in privately negotiated transactions (such registration statement, the "REGISTRATION STATEMENT"). If Form SB-2 is not available at that time, the Company will file a registration statement or such form as is then available to effect a registration of the Registrable Shares, subject to the consent of a majority of the Registrable Shares, which consent shall not be unreasonably withheld.

            (b) The Company shall use its best efforts to cause the Commission to declare the Registration Statement effective within ninety (90) calendar days after the Closing Date (the "REQUIRED EFFECTIVE DATE"). However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives Commission review, then the Required Effective Date will be the one hundred twentieth (120th) calendar day after the Closing Date. The Company's best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the Commission. If the Company receives notification from the Commission that the Registration Statement will receive no action or review from the Commission, then the Company will, subject to its rights under this Agreement, use its best efforts to cause such Registration Statement to become effective within five (5) business days after such Commission notification.

            (c) The Company shall use its best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) three years after the Closing Date and (ii) such time as all Registrable Shares have been sold pursuant to the Registration Statement.

            (d) The Company shall furnish (i) to each Purchaser with respect to the Registrable Shares by e-mail or other prompt means one copy of the prospectus promptly after effectiveness of the Registration Statement and in any case before the next opening of the principal market for the Registrable Shares and (ii) to each Purchaser with respect to the Registrable Shares (and to each underwriter, if any, of the Registrable Shares) such number of copies of prospectuses and such other documents as such Purchaser may reasonably request within a reasonable time, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares held by the Purchaser.

            (e) The Company shall file documents required of the Company for normal Blue Sky clearance in states specified in writing by any Purchaser and reasonably acceptable to the Company; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 10.1; (ii) subject itself to taxation in any such jurisdiction; (iii) provide any undertakings that cause material expense or burden to the Company; or (iv) make any change to its organizational documents, which in each case the Board determines to be contrary to the best interests of the Company and its stockholders.

            (f) The Company shall use its best efforts to cause all Registrable Shares to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed or traded, assuming such listing is required to permit transactions in the Registered Securities on such exchange or quotation system.

            (g) The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 10.1 and the registration of the Registrable Shares pursuant to the Registration Statement, including the reasonable fees and expenses of one legal counsel to the Purchasers who shall be selected by the BV Funds ("PURCHASERS' COUNSEL"), but excluding underwriting discounts, brokerage fees and commissions incurred by the Purchasers.

            (h) The Company shall promptly notify the Purchasers of the effectiveness of the Registration Statement, and any post-effective amendments thereto, as well as of the receipt by the Company of any stop orders of the Commission with respect to the Registration Statement and the lifting of any such order.

            (i) The Company shall permit Purchasers' Counsel to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning the transactions contemplated by the Registration Statement and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company).

            (j) Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (f) of this Section 10.1 with respect to a Purchaser, that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Shares to be sold by the Purchaser, and the intended method of disposition of such Registrable Shares as shall be required to effect the registration of the Registrable Shares, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement. For purposes of this Article 10, each Purchaser shall be deemed to hold the Registrable Securities held by such Purchaser and all Registrable Securities issuable upon the conversion of any Notes and the exercise of any Warrants held by such Purchaser. Notwithstanding any other provision of this Agreement, the Company may include in any Registration Statement shares issuable upon the exercise of any warrants issued as compensation to the brokers listed on Schedule 5.19.

      10.2 TRANSFER OF REGISTRABLE SHARES AFTER REGISTRATION. While a Registration Statement is effective and available for resale, each Purchaser agrees that it will not effect any disposition of the Registrable Shares issued to such Purchaser upon the conversion of the Notes or the exercise of the Warrants that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statements referred to in Section
10.1 hereof in the section titled "Plan of Distribution" or pursuant to an applicable exemption from registration, the availability of which is confirmed in writing by counsel to such Purchaser (the form, substance and scope of which opinion shall be reasonably acceptable to the Company) and delivered to the Company, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statements regarding such Purchaser or its plan of distribution.

      10.3 INDEMNIFICATION. For purpose of this Section 10.3, the term "REGISTRATION STATEMENT" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 10.1 hereof.

            (a) The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's Purchaser Affiliates against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, (a "PROSPECTUS") or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or Prospectus not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any material breach of the representations and warranties of the Company contained in this Agreement, or any material breach by the Company of its obligations hereunder, and will reimburse such Purchaser or Purchaser Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or Purchaser Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 10.2 or 10.8 hereof respecting the sale of the Registrable Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Purchaser prior to the pertinent sale or sales by such Purchaser.

            (b) Each Purchaser as to itself will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure of such Purchaser to comply with the covenants and agreements contained in Section 10.2 or 10.8 hereof respecting the sale of the Registrable Shares or (ii) any material breach of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in such Registration Statement, the Prospectus related thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in such Registration Statement or Prospectus not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration
Statement or Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use therein, and such Purchaser will reimburse the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the obligations of each Purchaser under this
Section 10.3 shall not exceed the net proceeds to such Purchaser from the sale of Registrable Shares pursuant to such Registration Statement.

            (c)  Promptly  after  receipt  by an  indemnified  party  under this
Section 10.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 10.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action). Subject to provisions hereinafter stated, in case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnifying party and the indemnified party, based upon the advice of such indemnified party's counsel, shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, which such approval shall not be unreasonably withheld, in the case of paragraph (a), representing the indemnified parties who are parties to such action (plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement, which consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

            (d) If the indemnification provided for in this Section 10.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 10.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchasers from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchasers in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Purchaser on the other shall be deemed to be in the same proportion as the total consideration paid by such Purchaser to the Company pursuant to this Agreement and the other Transaction Documents for the Registrable Shares acquired by such Purchaser that were sold pursuant to the relevant Registration Statement bears to the difference (the "DIFFERENCE") between the amount such

Purchaser paid for the Registrable Shares that were sold pursuant to such Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and a Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 10.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 10.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 10.3 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 10.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligation to contribute pursuant to this Section 10.3 is several and not joint.

            (e) Each Purchaser hereby acknowledges that it is a sophisticated business Person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this
Section 10.3, and is fully informed regarding said provisions. Each of the Company and the Purchasers are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 10.3, and each of the Company and the Purchasers hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 10.3 and further agrees not to attempt to assert any such defense.

      10.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by this Article 10 upon the transferability of the Registrable Shares held by a Purchaser shall cease and terminate as to any particular number of the Registrable Shares upon the earliest to occur of (i) the sale of such Registrable Shares pursuant to a Registration Statement, (ii) the sale of such Registrable Shares pursuant to Rule 144 under the Securities Act or (iii) at such time as an opinion of counsel reasonably satisfactory in form and substance to the Company and such Purchaser shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

      10.5 INFORMATION AVAILABLE. As long as any Purchaser holds any Registrable Shares and the Company is subject to the filing requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. So long as a Registration Statement is effective covering the resale of Registrable Shares held by any Purchaser, the Company will furnish to the Purchaser upon such Purchaser's request:

            (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, concurrently with delivery to its shareholders generally) one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with U.S. generally accepted accounting principles by a nationally recognized firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of any Purchaser, its Annual Report on Form 10-K or 10-KSB, (iii) upon the request of any Purchaser, its Quarterly Reports on Form 10-Q or 10-QSB, (iv) upon the request of any Purchaser, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Registrable Shares (the foregoing, in each case, excluding exhibits);

            (b) all  exhibits  excluded  by the  parenthetical  to  subparagraph
(a)(v) of this Section 10.5; and

            (c) upon the reasonable request of any Purchaser, a reasonable number of copies of the prospectuses and supplements thereto to supply to any other party requiring such prospectuses and supplements.

      10.6 ASSIGNMENT OF REGISTRATION RIGHTS. The rights of each Purchaser hereunder, including the right to have the Company register the Registrable Shares pursuant to this Agreement, will be automatically assigned by such Purchaser to transferees or assignees of the Registrable Shares, but only if (a) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Registrable Shares with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such Registrable Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) the transferee is an "accredited investor" as that term is defined in Rule 501 of Regulation D, and (f) the transfer of Registrable Shares is made in accordance with the provisions of Section 10.2 and
Section 10.8 hereof.

      10.7 DELAY IN FILING OR EFFECTIVENESS OF REGISTRATION STATEMENT. If a Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date such Registration Statement is filed, or if such Registration Statement is not declared effective by the Commission by the Required Effective Date, then for each day following the relevant Required Effective Date, until but excluding the date the Commission declares such Registration Statement effective, the

Company shall, for each such day, pay each Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0667% of the total consideration paid by such Purchaser for its Registrable Shares covered by such Registration Statement pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. If such Purchaser shall be prohibited from selling Registrable Shares under a Registration Statement as a result of a Suspension of more than thirty (30) days or Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay such Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.0667% of the total consideration paid by such Purchaser for its Registrable Shares covered by such Registration Statement pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 10.7, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchasers pursuant to Section 11.2 of this Agreement. Any payments made pursuant to this Section 10.7 shall not constitute the Purchasers' exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages to more than one Purchaser in respect of the same Registrable Shares for the same period of time. The liquidated damage payments imposed hereunder shall be made to the Purchaser in cash.

      10.8 SUSPENSION. Each Purchaser hereby covenants as to itself severally, but not jointly, with the Company not to make any sale of the Registrable Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. Each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a "SUSPENSION") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as such prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants as to itself severally, but not jointly, that it will not sell any Registrable Shares pursuant to such prospectus during the period commencing at the time at which it receives written notice of the Suspension of the use of such prospectus (without providing any other material information other than at the written request of such Purchaser) and ending at the time the Company gives such Purchaser written notice that such Purchaser may thereafter effect sales pursuant to such prospectus. The Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide such Purchaser with any material nonpublic information regarding the Company other than the notice of the Suspension, with no other information, without the express written consent of such Purchaser. The Purchasers shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, unless, in the good faith judgment of the Board following the written advice of counsel, the sale of Registrable Shares under the Registration Statement in reliance on this paragraph would be reasonably likely to cause a violation of the Securities Act or the Exchange Act; provided that the Company shall remain liable for liquidated damages pursuant to Section 10.7 hereof with respect to any Suspensions exceeding the aforementioned two permitted 30-day Suspensions in any 12-month period.

                                   ARTICLE 11

                                  MISCELLANEOUS

      11.1   SURVIVAL   OF   REPRESENTATIONS   AND   WARRANTIES.   All   of  the
representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of any Purchaser, acceptance of the Securities and payment therefor, or termination of this Agreement.

      11.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

            (a) if to BVF or BOVF:

                                  c/o Great Point Partners LLC
                                  2 Pickwick Plaza, Suite 450
                                  Greenwich, CT 06830
                                  Telecopier No.: (203) 552-1724
                                  Attention: David E. Kroin


                                  with a copy to:

                                  Morrison Cohen LLP
                                  909 Third Avenue
                                  New York, New York  10022
                                  Telecopier No.: (212) 735-8708
                                  Attention: David A. Scherl, Esq.

            (b) if to Bupp:

                                  c/o Neoprobe Corporation
                                  425 Metro Place North, Suite 300
                                  Dublin, Ohio  43017-1367
                                  Telecopier No.: (614) 793-7520
                                  Attention: David C. Bupp, Chief Executive
                                             Officer and President

            (c) if to the Company:

                                  Neoprobe Corporation
                                  425 Metro Place North, Suite 300
                                  Dublin, Ohio  43017-1367
                                  Telecopier No.: (614) 793-7520
                                  Attention: Brent L. Larson, Vice President
                                           - Finance and Chief Financial Officer
                                  with a copy to:

                                  Porter, Wright, Morris & Arthur, LLP
                                  41 South High Street, Suite 2800
                                  Columbus, Ohio  43215
                                  Telecopier No.: (614) 227-2100
                                  Attention: William J. Kelly, Jr., Esq.

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

      11.3 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and any restrictions contained herein, each Purchaser may assign any of its respective rights under any of the Transaction Documents to any Person and any holder of a Note, a Warrant or any Common Stock issuable upon conversion of any Note or the exercise of any Warrant may assign, in whole or in part, the Note, the Warrant or such Common Stock to any Person. The Company may not assign any of its rights, or delegate any of its obligations, under this Agreement without the prior written consent of the BV Funds, and any such purported assignment by the Company without the written consent of the BV Funds shall be void and of no effect. Except as provided in
Article 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the Transaction Documents.

      11.4 AMENDMENT AND WAIVER.

            (a) No failure or delay on the part of any of the parties hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

            (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement or any of the other Transaction Documents, and any consent to any departure by any party from the terms of any provision of this Agreement or any of the other Transaction Documents, shall be effective: (i) only if it is made or given in writing and signed by the Company and the BV Funds; provided, however, that any such proposed amendment, supplement, modification, or waiver that materially adversely affects Bupp in a manner different from the BV Funds shall require the consent of Bupp; and (ii) only in the specific instance and for the specific purpose for which made or given. No amendment, supplement or modification of or to any provision of this Agreement or any of the other Transaction Documents, or any waiver of any such provision or consent to any departure by any party from the terms of any such provision may be made orally. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

      11.5 SIGNATURES; COUNTERPARTS. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      11.6 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      11.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE EXCEPT TO THE EXTENT THAT THE GENERAL CORPORATIONS LAW OF THE STATE OF DELAWARE SHALL APPLY.

      11.8 JURISDICTION, JURY TRIAL WAIVER, ETC.

            (a) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT THE ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, THE WARRANTS OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 11.2, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

            (b) EACH OF THE COMPANY AND ITS SUBSIDIARIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM

ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES, THE WARRANTS OR ANY OF THE OTHER TRANSACTION DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH OF THE COMPANY AND ITS SUBSIDIARIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT EACH PURCHASER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AND THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

      11.9 SEVERABILITY. If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

      11.10 RULES OF CONSTRUCTION. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

      11.11 ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

      11.12 CERTAIN EXPENSES. The Company will pay all expenses of the Purchasers (including, without limitation, fees, charges and disbursements of counsel) in connection with this Agreement and any amendment, supplement, modification or waiver of or to any provision of this Agreement or any of the other Transaction Documents or any documents relating thereto (including, without limitation, a response to a request by the Company for the Purchasers' consent to any action otherwise prohibited hereunder or thereunder), or consent to any departure from, the terms of any provision of this Agreement or such other documents.

      11.13 8-K FILING  AND  PUBLICITY.  As soon as  practicable  following  the
Closing but in no event later than 8:30 a.m. EST on the day following the Closing, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by this Agreement and attaching this Agreement and the press release referred to below as exhibits to such filing (the "8-K FILING"). Except as may be required by applicable law, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to issue any press release or make any other public disclosure (including a press release (concerning the offering of the Securities) pursuant to Rule 135(c) under the Securities Act) with respect to such transactions (i) in substantial conformity with the 8-K Filing, and, provided further, that no such release may identify a Purchaser unless such Purchaser has consented thereto in writing, or as required by law.

      11.14 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement, including, without limitation, any post-closing assignment(s) by any Purchaser of a portion of the Securities to a Person not currently a party hereto.

      11.15 OBLIGATIONS OF THE PURCHASERS. Each Purchaser's obligations and the obligations of the Company hereunder are subject to the execution and delivery of this Agreement by the other Purchasers. The obligations of each Purchaser shall be several and not joint and no Purchaser shall be liable or responsible for the acts or omissions of any other Purchaser.

      11.16 NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other Transaction Documents. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any Transaction Document, this Agreement or such other Transaction Document shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement or any other Transaction Document. No knowledge of, or investigation, including without limitation, due diligence investigation, conducted by, or on behalf of, any Purchaser shall limit, modify or affect the representations set forth in Article 5 of this Agreement or the right of any Purchaser to rely thereon.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by as of the date first above written.

                                  NEOPROBE CORPORATION


                                  By:  /s/ Brent L. Larson
                                       -----------------------------------------
                                       Name:  Brent L. Larson
                                       Title: VP Finance / CFO

                                  BIOMEDICAL VALUE FUND, L.P.

                                  By:  GREAT POINT GP, LLC,
                                       its general partner


                                       By: /s/ David E. Kroin
                                          --------------------------------------
                                           Name:  David E. Kroin
                                           Title: Managing Director

                                  BIOMEDICAL OFF SHORE VALUE
                                  FUND, LTD.

                                  By:  GREAT POINT PARTNERS, LLC,
                                       its investment manager


                                       By: /s/ David E. Kroin
                                           -------------------------------------
                                           Name:  David E. Kroin
                                           Title: Managing Director


                                       /s/ David C. Bupp
                                       -----------------------------------------
                                       DAVID C. BUPP


                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                    EXHIBIT A

                      FORM OF 8% SERIES A CONVERTIBLE NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                           FORM OF SECURITY AGREEMENT


                                       C-1